SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2003

POWERCERV CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-27574	59 3350780-27574

(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

400 North Ashley Drive, Suite 2675, Tampa, Florida 33602

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 226-2600

N/A

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

SIGNATURES
Letter from Grant Thornton LLP

Items 1 through 3 and 6, 8 and 9 Not Applicable

Item 4. Changes in Registrant’s Certifying Accountant

     Effective May 5, 2003, Grant Thornton LLP resigned as the auditors for PowerCerv Corporation (the “Registrant”).

     Grant Thornton’s reports on financial statements of the Registrant for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to scope or accounting principles. Grant Thornton’s report on the financial statements for the years ended December 31, 2001 and 2002 were modified for a going concern uncertainty.

     During the past two fiscal years and through May 5, 2003, there were no disagreements between the Registrant and Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make a reference to the subject matter thereof in connection with its report. Although the financial statements audited by Grant Thornton LLP for the year ended December 31, 2002 contained an explanatory paragraph pertaining to the Registrant’s ability to continue as a going concern, such financial statements did not contain any adjustment that might result from the uncertainty stated therein.

     As of May 19, 2003, Aidman, Piser and Company was engaged as the new principal independent accountants, commenting with the interim financial statement review for the first quarter ended March 31, 2003, and the audit for the year ending December 31, 2003. The appointment of Aidman, Piser and Company was recommended and approved by the Registrant’s Board of Directors. During the Registrant’s two most recent fiscal years, the Registrant did not consult Aidman, Piser and Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements, and either a written report or oral advice was provided to the Registrant by Aidman, Piser and Company that Aidman, Piser and Company concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or event identified in response to paragraph (a)(l)(iv) of Item 304, as those terms are used in Item 304(a)(l)(iv) of Registration S-B and the related instructions to Item 304 of Regulation S-B.

     The Registrant has provided Grant Thornton LLP a copy of the disclosures it is making in this report and has requested Grant Thornton LLP to furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the statements made by the Registrant in such report and, if not, stating the respects in which it does not agree. A copy of the letter from Grant Thornton LLP addressed to the Commission dated May 14, 2003 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5. Other Events

     Effective May 12, 2003, Mr. Marc J. Fratello resigned as the Company’s CEO and President. However, Mr. Fratello will continue to serve as the Chairman of the Company’s board of directors.

Item 7. Financial Statement and Exhibits.

(a)  Financial Statements. Not applicable.

(b)  Exhibits

     16.1 Letter from Grant Thornton, LLP on change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERCERV CORPORATION (Registrant)

By: /s/ Marc J. Fratello

Marc J. Fratello, Chairman

Date: May 19, 2003